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                                                                    EXHIBIT 10.7


                                                          Option Pursuant to the
                                                          Distribution Agreement


                             STOCK OPTION AGREEMENT


         THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of ____________, 2000, between GRANT PRIDECO, INC., a Delaware corporation (the "Company"), and ________________________ (the "Optionee").

                              W I T N E S S E T H:

         WHEREAS, the Optionee serves on the Board of Directors of Weatherford International, Inc. ("Weatherford");

         WHEREAS, on ______________________ Weatherford granted to the Optionee an option to purchase ______ shares of Weatherford's common stock under the [Energy Ventures, Inc. 1991 Non-Employee Director Stock Option Plan] [Energy Ventures, Inc. Amended and Restated Non- Employee Director Stock Option Plan] (an "Old Weatherford Option");

         WHEREAS, the Distribution Agreement by and between Weatherford International, Inc. and the Company provides that the Company shall grant to the Optionee an option to purchase shares of the Company's common stock, $.01 par value ("Common Stock");

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee hereby agree as follows:

         1. Grant. (a) The Company hereby grants to the Optionee an option (the "Option") on ______________, 2000 (the "Date of Grant") to purchase ________
shares of the Company's common stock, $.01 par value ("Common Stock"). The Company and the Optionee agree that the Option shall be subject to the terms of this Agreement.

         (b) The Option shall not be exercisable after __________, the term of the Old Weatherford Option.

         (c) Subject to the terms and conditions of this Agreement, the Option provides the Optionee with the option to purchase ________ shares of Common Stock at a price of $_______ per share (the "Option Price").

         (d) The Option shall be considered to be a non-statutory option that is not intended to be an incentive stock option within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (e) The Option shall be immediately exercisable upon the Date of Grant.

         (f) The Optionee may exercise the Option by delivering to the Company a written notice stating (i) that he wishes to exercise the Option on the date such notice is so delivered, (ii) the number of shares of stock with respect to which the Option is to be exercised, (iii) the address to


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which the certificate representing such shares of stock should be mailed, and
(iv) his social security number. In order to be effective, such written notice shall be accompanied by payment of the Option Price. Such payment shall be made by cashier's check drawn on a national banking association and payable to the order of the Company in United States dollars.

         If, at the time of receipt by the Company of such written notice, (i) the Company has unrestricted surplus in an amount not less than the Option Price, (ii) all accrued cumulative preferential dividends and other current preferential dividends on all outstanding shares of preferred stock of the Company have been fully paid, (iii) the acquisition by the Company of its own shares of stock for the purpose of enabling the Optionee to exercise the Option is otherwise permitted by applicable law and without any vote or consent of any stockholder of the Company, and (iv) there shall have been adopted, and there shall be in full force and effect, a resolution of the Board of Directors of the Company authorizing the acquisition by the Company of its own shares of stock for such purpose, then the Optionee may deliver to the Company, in payment of the Option Price with respect to the Option, (x) certificates registered in the name of the Optionee that represent a number of shares of stock legally and beneficially owned by the Optionee (free of all liens, claims and encumbrances of every kind) and having a fair market value on the date of receipt by the Company of such written notice that is not greater than the Option Price, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of stock represented by such certificates, with the signature of such record holder guaranteed by a national banking association (or in lieu of such certificates, other arrangements for the transfer of such shares to the Company which are satisfactory to the Company), and (y) if the Option Price exceeds such fair market value, a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the amount of such excess. Notwithstanding the provisions of the immediately preceding sentence, the Committee, in its sole discretion, may refuse to accept shares of stock in payment of the Option Price and, in that event, any certificates representing shares of stock that were received by the Company with such written notice shall be returned to the Optionee, together with notice by the Company to the Optionee of the refusal of the Committee to accept such shares of stock. If, at the expiration of seven business days after the delivery to the Optionee of such written notice from the Company, the Optionee shall not have delivered to the Company a cashier's check drawn on a national banking association and payable to the order of the Company in an amount, in United States dollars, equal to the Option Price, such written notice from the Optionee to the Company shall be ineffective to exercise the Option.

         As promptly as practicable after the receipt by the Company of (i) such written notice from the Optionee and (ii) payment, in the form required by the foregoing provisions of this Paragraph 1(f) of the Option Price, a certificate representing the number of shares of stock with respect to which the Option has been so exercised, such certificate to be registered in the name of the Optionee, provided that such delivery shall be considered to have been made when such certificate shall have been mailed, postage prepaid, the Optionee at the address specified for such purpose in such written notice from the Optionee to the Company.

         2. Changes in the Company's Capital Structure. The existence of the Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure


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or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         If the Company shall effect a subdivision or consolidation of shares or other capital adjustment of, or the payment of a dividend in capital stock or other equity securities of the Company on, its Common Stock, or other increase or reduction of the number of shares of the Common Stock without receiving consideration therefor in money, services, or property, or the reclassification of its Common Stock, in whole or in part, into other equity securities of the Company, then (a) the number, class and per share price of shares of stock subject to outstanding the Option shall be appropriately adjusted (or in the case of the issuance of other equity securities as a dividend on, or in a reclassification of, the Common Stock, the Option shall extend to such other securities) in such a manner as to entitle the Optionee to receive, upon exercise of the Option, for the same aggregate cash consideration, the same total number and class or classes of shares (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) he would have held after such adjustment if he had exercised the Option in full immediately prior to the event requiring the adjustment, or, if applicable, the record date for determining stockholders to be affected by such adjustment; and
(b) the number and class of shares then reserved for issuance under this Agreement (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) shall be adjusted by substituting for the total number and class of shares of stock then received, the number and class or classes of shares of stock (or in the case of a dividend of, or reclassification into, other equity securities, such other securities) that would have been received by the owner of an equal number of outstanding shares of Common Stock as a result of the event requiring the adjustment. Comparable rights shall accrue the Optionee in the event of successive subdivisions, consolidations, capital adjustments, dividends or reclassifications of the character described above.

         If the Company shall distribute to all holders of its shares of Common Stock (including any such distribution made to non-dissenting stockholders in connection with a consolidation or merger in which the Company is the surviving corporation and in which holders of shares of Common Stock continue to hold shares of Common Stock after such merger or consolidation) evidences of indebtedness or cash or other assets (other than cash dividends payable out of consolidated retained earnings not in excess of, in any one year period, the greater of (a) in an amount per share of Common Stock equal to $.01 per share of Common Stock (as the same may be adjusted from time to time by the Board of Directors of the Company to reflect the effect of changes in capitalization) and
(b) two times the aggregate amount of dividends per share paid during the preceding calendar year and dividends or distributions payable in shares of Common Stock or other equity securities of the Company described in the immediately preceding paragraph, but including stock or other securities of any corporation or other entity owned by the Company), then in each case the Option Price shall be adjusted by reducing the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such distribution by the fair market value, as determined in good faith by the Board of Directors of the Company (whose determination shall be described in a statement filed in the Company's corporate records) of the portion of the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock;


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provided that in no event shall the Option Price be less than the par value of a share of Common Stock. In the event such adjustment would result in the Option Price being less than the par value of a share of Common Stock but for the foregoing proviso, the terms of the Option shall be appropriately adjusted so as to maintain the economic value of the Option, including through an adjustment to the number of shares of Common Stock subject to the Option and through a provision allowing the holder of the Option to receive the evidence of indebtedness or cash or other assets so to be distributed applicable to one share of Common Stock for each share of Common Stock that may be purchased on the exercise of the Option. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of the distribution retroactive to the record date for the determination of the stockholders entitled to receive such distribution. In addition, in the event the Company distributes shares or other securities of a subsidiary corporation or other entity to the holders of the Common Stock, the Board of Directors may, in lieu of the adjustment provided above, make provision allowing the holder of the Option to receive the shares or securities of the corporation or entity that are subject to the distribution. Comparable adjustments shall be made in the event of successive distributions of the character described above.

         If the Company shall make a tender offer for, or grant to all of its holders of its shares of Common Stock the right to require the Company or any subsidiary of the Company to acquire from such stockholders shares of, Common Stock, at a price in excess of the Fair Market Value (a "Put Right") or the Company shall grant to all of its holders of its shares of Common Stock the right to acquire shares of Common Stock for less than the Fair Market Value (a "Purchase Right") then, in the case of a Put Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of stockholders entitled to receive such Put Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding minus the number of shares of Common Stock which could be purchased at the Fair Market Value for the aggregate amount which would be paid if all Put Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Put Rights are exercised; and, in the case of a Purchase Right, the Option Price shall be adjusted by multiplying the Option Price in effect immediately prior to the record date for the determination of the stockholders entitled to receive such Purchase Right by a fraction, the numerator of which shall be the number of shares of Common Stock then outstanding plus the number of shares of Common Stock which could be purchased at the Fair Market Value for the aggregate amount which would be paid if all Purchase Rights are exercised and the denominator of which is the number of shares of Common Stock which would be outstanding if all Purchase Rights are exercised. In addition, the number of shares subject to the Option shall be increased by multiplying the number of shares then subject to the Option by a fraction which is the inverse of the fraction used to adjust the Option Price. Notwithstanding the foregoing, if any such Put Rights or Purchase Rights shall terminate without being exercised, the Option Price and number of shares subject to the Option shall be appropriately readjusted to reflect the Option Price and number of shares subject to the Option which would have been in effect if such unexercised Put Rights or Purchase Rights had never existed. Comparable adjustments shall be made in the event of successive transactions of the character described above.

         After the merger of one or more corporations into the Company, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company shall be the surviving corporation, the Optionee,


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at no additional cost, shall be entitled to receive, upon any exercise of the
Option, in lieu of the number of shares as to which the Option shall then be so exercised, the number and class of shares of stock or other equity securities to which the Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if at the time of such merger or consolidation the Optionee had been a holder of a number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised and, if as a result of such merger, consolidation or other transaction, the holders of Common Stock are not entitled to receive any shares of Common Stock pursuant to the terms thereof, the Optionee, at no additional cost, shall be entitled to receive, upon exercise of the Option, such other assets and property, including cash, to which he would have been entitled if at the time of such merger, consolidation or other transaction he had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised. Comparable rights shall accrue to each optionee in the event of successive mergers or consolidations of the character described above.

         After a merger of the Company into one or more corporations, after any consolidation of the Company and any one or more corporations, or after any other corporate transaction described in section 424(a) of the Code in which the Company is not the surviving corporation the Optionee shall, at no additional cost, be entitled, at the option of the surviving corporation, (i) to have the Option assumed or to have a new option substituted for the Option by the surviving corporation to the transaction, or a parent or subsidiary of such corporation, on a basis where the excess of the aggregate fair market value of the shares subject to the Option immediately after the substitution or assumption over the aggregate option price of the option is equal to the excess of the aggregate fair market value of all shares subject to the Option immediately before such substitution or assumption over the aggregate Option Price, provided that the shares subject to the new option must be traded on the New York or American Stock Exchange or quoted on the National Association of Securities Dealers Automated Quotation National Market System (or successor system), or (ii) to receive upon any exercise of the Option, in lieu of the number of shares as to which the Option shall then be so exercised, the securities, property and other assets, including cash, to which the Optionee would have been entitled pursuant to the terms of the agreement or merger or consolidation or the agreement giving rise to the other corporate transaction if at the time of such merger, consolidation or other transaction the Optionee had been the holder of the number of shares of Common Stock equal to the number of shares as to which the Option shall then be so exercised.

         If a corporate transaction described in section 424(a) of the Code which involves the Company is to take place and there is to be no surviving corporation while the Option remains in whole or in part unexercised, it shall be cancelled by the Board of Directors of the Company as of the effective date of any such corporate transaction but before the date the Optionee shall be provided with a notice of such cancellation and the Optionee shall have the right to exercise the Option in full (without regard to any limitations on exercise set forth in or imposed by this Agreement) to the extent it is then still unexercised during a 30-day period preceding the effective date of such corporate transaction.

         For purposes of this Paragraph 2, Fair Market Value per share of Common Stock shall mean the closing price of a share of Common Stock as reported by the principal national securities exchange on which the Common Stock is then listed if the Common Stock is then listed on a national securities exchange, or the average bid and asked prices of a share of Common Stock as


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reported in the National Association of Securities Dealers Automated Quotation
National Market System (or successor system) listing if the Common Stock is not then listed on a national securities exchange, on the trading day immediately preceding the first trading day on which, as a result of the establishment of a record date or otherwise, the trading price reflects that an acquiror of Common Stock in the public market will not participate in or receive the payment of any applicable dividend or distribution.

         Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to the Options.

         3. Exercise of the Option. The Option may be exercised from time to time as to the total number of shares that may then be issuable upon the exercise thereof or any portion thereof in the manner and subject to the limitations provided for in Paragraph 1 hereof.

         4. Assignment. The Option may not be transferred or assigned in any manner by the Optionee except by will or the laws of descent and distribution, and shall be exercisable during the Optionee lifetime only by him.

         5. Requirement of Law. The Company shall not be required to sell or issue any shares on the exercise of the Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. The Option shall be subject to the requirements that, if at any time the Board of Directors of the Company shall determine that the listing, registration or qualification of the shares subject thereto upon any securities exchange or under any state or federal law of the United States or of any other country or governmental subdivision thereof, or the consent or approval of any governmental regulatory body, or investment or other representations, are necessary or desirable in connection with the issue or purchase of shares subject thereto, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or representation shall have been effected or obtained free of any condition not acceptable to the Board of Directors of the Company. If required at any time by the Board of Directors of the Company, the Option may not be exercised until the Optionee has delivered an investment letter to the Company. In addition, specifically in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of the Option, the Company shall not be required to issue the underlying shares unless the Board of Directors of the Company has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Board of Directors of the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board of Directors of the Company shall be final, binding and conclusive. In the event the shares issuable on exercise of the Option are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with Securities Act of 1933:


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                  The shares of stock represented by this certificate have not been registered under the Securities Act of 1993 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Corporation of an opinion of counsel satisfactory to the Corporation, in form and substance satisfactory to the Corporation, that registration is not required for such sale or transfer.

         The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares of Common Stock pursuant thereto to comply with any law or regulation of any governmental authority.

         6. Death of Optionee. If the Optionee dies , the Option shall continue in effect until the date the Option is otherwise due to expire in accordance with Paragraph 1 hereof. After the death of the Optionee, his executors, administrators or any persons to whom the Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's expiration to exercise it.

         7. Amendment. This Agreement may not be changed, amended or modified except by an agreement in writing signed on behalf of each of the parties hereto.

         8. No Rights as a Stockholder. The Optionee shall not have any rights as a stockholder with respect to any shares of Common Stock issuable upon the exercise of the Option until the date of issuance of the stock certificate or certificates representing such shares following the Optionee's exercise of the Option pursuant to its terms and conditions and payment for such shares. Except as otherwise provided in this Agreement, no adjustment shall be made for dividends or other distributions made with respect to the Common Stock the record date for the payment of which is prior to the date of issuance of the stock certificate or certificates representing such shares following the Optionee's exercise of the Option.

         9. Governing Law. The validity, construction and performance of this Agreement shall be governed by the laws of the State of Texas. Any invalidity of any provision of this Agreement shall not affect the validity of any other provision.

         10. Notices. All notices, demands, requests or other communications hereunder shall be in writing and shall be deemed to have been duly made or given if mailed by registered or certified mail, return receipt requested. Any such notice mailed to the Company shall be addressed to its principal executive office at 1450 Lake Robbins Drive, Suite 600, The Woodlands, Texas 77380, and any notice mailed to the Optionee shall be addressed to the Non-Employees Director's residence address as it appears on the books and records of the Company or to such other address as either party may hereafter designate in writing to the other.

         11. Binding Effect. This Agreement shall, except as otherwise provided to the contrary in this Agreement, inure to the benefit of and bind the successors and assigns of the Company. This Agreement shall, except as otherwise provided to the contrary in this Agreement, inure to the benefit of and bind the heirs, executors, administrators and legal representatives of the Optionee.


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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first above mentioned.

                                     GRANT PRIDECO, INC.



                                     By:
                                         ---------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------



                                     -------------------------------------------
                                     Optionee




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